UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 29, 2005

Date of Report (Date of earliest event reported)

NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50348 (Commission File Number)	06-1688360 (I.R.S. Employer Identification No.)

13650 NW 8th Street, Suite 109
Sunrise, FL 33325

(Address of Principal Executive Offices)

(954) 903-5000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

NationsHealth, Inc. (the “Company”) is furnishing the letter dated April 29, 2005 from its Chief Executive Officer, Glenn M. Parker, M.D., to the Company’s shareholders, which was included in its annual report for the year ended December 31, 2004 as Exhibit 99.1 to this report. The Company is not undertaking to update this letter.

The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

99.1	Letter from Glenn M. Parker, M.D., the Chief Executive Officer of NationsHealth, Inc. to the Company’s shareholders as included in the Company’s annual report, mailed on April 29, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: April 29, 2005	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from Glenn M. Parker, M.D., the Chief Executive Officer of NationsHealth, Inc. to the Company’s shareholders as included in the Company’s annual report, mailed on April 29, 2005.

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